BANK'S COPY
PLEASE SIGN AND RETURN

DBS Live more, Bank less

PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Ling Yang Wei
Contact No: 6878 9840

24 Apr 2020

KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.
7 Senoko South Road
Singapore 758071

Attn: Ms Sally Nge

Dear Sirs

BANKING FACILITY(IES)

We are pleased to offer you the banking facility(ies) described below (the "Facility(ies)") upon the terms and conditions set out in this facility letter.

1.1 **FACILITY(IES)**

(a)	**COMMITTED FACILITIES**	**LIMITS (S$)**
(i)	Enterprise Financing Scheme (EFS) Temporary Bridging Loan I (TBL I)	5,000,000/- or any lower limit which Enterprise Singapore may approve

We will notify you in the event the final facility limit granted/approved by Enterprise Singapore is lower than the limit stated above.

2.1 **PRICING AND TERMS**

EFS TBL I	Purpose: For working capital purposes. You are solely responsible for the application of moneys for the purposes aforesaid. Interest Rate: 2.00% per annum on monthly rests. Tenor: 5 years. Availability Period: Available for drawdown within 6 months from the date of this facility letter unless otherwise extended by us. Disbursement: Lumpsum directly to your current account maintained with us. Repayment: You are required: (i) to service interest monthly for 12 months ("Interest Servicing Period"); and

BSU/ELY/LLH
Pre-approved campaign 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

	(ii) upon the expiry of the Interest Servicing Period, to pay monthly instalments comprising principal and interest up to the expiry of the remaining tenor. We will notify you of the monthly interest payment and instalment amount and each change thereof (including any change in the applicable interest rate) as well as the commencement date(s). Prepayment: Allowed in whole or in part in integral multiples of S$1,000/- each or such other amount as we may determine from time to time, subject to 1 month's prior written notice or payment of 1 month's interest in lieu of notice. Any partial prepayment shall not affect the amount of monthly instalments payable. Cancellation: Any portion which remains undrawn at the expiry of the Availability Period shall be treated as cancelled.

- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

3.1 SECURITIES

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Guarantee: The existing joint and several personal guarantee dated 17 Feb 2012 from Ng Lok Kai @ Ng Teck Nam and Nge Chwee Peng (collectively, the "Guarantors"). In this connection, the Guarantors shall confirm their agreement to continue to stand as guarantors by signing and returning to us the confirmation in this facility letter.

4.1 CONDITIONS PRECEDENT

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

- this facility letter duly accepted by your authorised signatories and the Guarantors;
- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;
- written confirmation of approval from the insurers / Enterprise Singapore (where applicable);
- all legal and security documents duly executed together with notices of assignment, where required; and

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

5.1 OTHER CONDITIONS

- EFS: You shall at all times during the tenor of the EFS Facility(ies) meet the eligibility criteria (including those on shareholdings and ownership) applicable for the Enterprise Financing Scheme as stipulated from time to time by Enterprise Singapore, unless Enterprise Singapore's prior written approval for any deviation therefrom is obtained.

  You acknowledge and agree that we shall have full recourse against you, your security provider(s) and any collateral provided for the full repayment of the Facility(ies) and all sums outstanding thereunder.

- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 STANDARD TERMS AND CONDITIONS

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto ("**Standard Conditions**") shall apply to the Facility(ies) provided that all references in the Standard Conditions to "Local Enterprise Finance Scheme Facilities ("LEFS Facilities")" and "LEFS Facilities" shall be deleted and replaced with "Enterprise Financing Scheme Facilities ("EFS Facilities") and "EFS Facilities" respectively. In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

DBS Live more, Bank less

KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.
BANKING FACILITY(IES)
24 Apr 2020

We are pleased to be of service to you.

Yours faithfully

TAN SWEE LONG
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

BSU/ELY/LLH
Pre-approved campaign 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

DBS Live more, Bank less

KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.
BANKING FACILITY(IES)
24 Apr 2020

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

Please disburse the Facility(ies) into my/our DBS current account no: 0039054 71-8

I/We authorise you to debit my/our DBS Current account no(s): 003905471-8
for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter

For and on behalf of
KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.

Name(s) : Nge Chwee Peng
Designation(s) : Director
Date : 30 April 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

DBS Live more, Bank less

KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.
BANKING FACILITY(IES)
24 Apr 2020

CONFIRMATION BY EXISTING GUARANTORS

I/We confirm that the guarantee dated 17 Feb 2012 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated in the DBS Privacy Policy, available at www.dbs.com/privacy and as may be amended, supplemented and/or substituted from time to time. I/We confirm that I/we have read, fully understood and accept the DBS Privacy Policy relating to the collection, processing, use and collection of personal data and further agree as follows:

1. **The DBS Privacy Policy is incorporated by reference into and forms part of this confirmation. The DBS Privacy Policy shall apply to all personal data (as defined by the Personal Data Protection Act 2012) provided by me/us or otherwise collected by you from any other sources or in the course of my/our relationship with you or any of your affiliates and I/we hereby consent to the collection, processing, use and disclosure of personal data in accordance therewith.**

2. **If I/we provide you with personal data of any individual (including, where applicable, my/our directors, partners, office holders, officers, employees, agents, shareholders and beneficial owners), I/we undertake, represent and warrant to you that I/we have obtained such individual's consent for, and hereby consent on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by me/us in accordance with the DBS Privacy Policy.**

3. **In the event of any conflict or inconsistency between confirmation and the DBS Privacy Policy, the former shall prevail.**

4. **Any consent given pursuant to this confirmation in relation to personal data shall survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of the Guarantee.**

Name : Ng Lok Kai @ Ng Teck Nam
NRIC No : S2552029G
Date : 30 April 2020

Name : Nge Chwee Peng
NRIC No : S1634713B
Date : 30 April 2020

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008(05/2018) AW
Co. Reg. No. 196800306E

Certified True Extract of Resolutions Passed By the Board of Directors of

KONG HWEE IRON WORKS & CONSTRUCTION PTE. LTD.
("the Company")

on 30 April 2020
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 24 Apr 2020 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any 1 *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
Nge Chwee Peng	Director	[signature]

***specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS**

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

(iii) without prejudice to any of the Company's existing mandate to the Bank, to instruct and authorise the Bank to debit the Company's DBS Current account specified in the Facility Letter for the monthly instalments as well as interests, fees, insurance premiums, expenses and such other sums that may be payable in connection with the Facility(ies) as contemplated in the Facility Letter and any Documents.

(3) The Common Seal of the Company be affixed to any deed, instrument or document as may be required in connection with the Facility(ies), the collateral and/or supports in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute any such documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → ....

*Signature & Name of *~~Chairman~~ / Director*

Nge Chwee Peng

Please Sign → ....

*Signature & Name of * Director / ~~Secretary~~*

Ng Lok Kai

** Delete where inapplicable*

Enterprise Singapore

DECLARATION FORM ON SAFE DISTANCING MEASURES

This declaration is required as part of the company's application for Enterprise Singapore's grants and financing assistance schemes.

1. COMPANY'S INFORMATION

Registered Company's Name	Kong Hwee Iron Works & Construction Pte. Ltd.
Unique Entity Number (UEN)	198802515Z
Contact Person & Designation	Kah Pei – Accounts Manager
Contact Email & Phone Number	kahpei@konghweeiron.com.sg 65082978

2. DECLARATION

I declare on behalf of my company for the following:

1	My Company has complied with all applicable safe distancing and other health measures ("SDMs") set out in legislation, as well as directions, conditions and advisories issued by the Singapore Government and its agencies, including those issued by Ministry of Health (available at www.moh.gov.sg).	YES	
2	My Company agrees to comply with all applicable SDMs that may subsequently be issued by the Singapore Government and its agencies.	YES	
3	My Company agrees that it will allow agencies/entities appointed or authorised by Ministry of Trade & Industry to access its premises for the purpose of ensuring compliance with the applicable SDMs.	YES	
4	My Company understands and agrees that if any of the above declarations are found to be false or inaccurate, or if the Company breaches any of the agreements above, the Government has the right to revoke any grants issued and/or withdraw any support given including loans, and to immediately recover all monies or other benefits disbursed under the said grants/loans.	YES	

As at the date of this application, I declare that the information provided is true. Should any part of my declaration be false, or if the Company is not compliant (and does not continue to be compliant to SDMs and advisories throughout the term of the support), I acknowledge that the Company's application for Enterprise Singapore's grants and financing assistance schemes may be on hold or rejected.

Signature: ______________ Date : 28 April 2020

Name : Nge Chwee Peng Designation : Director

Only the Director/ Managing Director/ General Manager/ Partner/ Sole Proprietor as registered with ACRA, may sign this declaration.